Exhibit 26(r): Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

Security Life of Denver Insurance Company:

As Director of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190	333-72753	333-119437
033-78444	333-73464	333-119438
033-88148	333-90577	333-119439
333-34404	333-117329	333-120889
333-50278	333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature /s/ Robert W. Crispin Robert W. Crispin

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

As Director of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190		333-72753	333-119437
033-78444		333-73464	333-119438
033-88148		333-90577	333-119439
333-34404		333-117329	333-120889
333-50278		333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 20th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature /s/ Thomas J. McInerney Thomas J. McInerney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

As Director of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190	333-72753	333-119437
033-78444	333-73464	333-119438
033-88148	333-90577	333-119439
333-34404	333-117329	333-120889
333-50278	333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature /s/ Kathleen A. Murphy Kathleen A. Murphy

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

As Director of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190		333-72753	333-119437
033-78444		333-73464	333-119438
033-88148		333-90577	333-119439
333-34404		333-117329	333-120889
333-50278		333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature /s/ Catherine H. Smith Catherine H. Smith

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

Security Life of Denver Insurance Company:

As President of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190		333-72753	333-119437
033-78444		333-73464	333-119438
033-88148		333-90577	333-119439
333-34404		333-117329	333-120889
333-50278		333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 4th day of July, 2006 my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature /s/ Donald W. Britton Donald W Britton

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

Security Life of Denver Insurance Company:

As Chief Accounting Officer of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190		333-72753	333-119437
033-78444		333-73464	333-119438
033-88148		333-90577	333-119439
333-34404		333-117329	333-120889
333-50278		333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature /s/ Steven T. Pierson Steven T. Pierson

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

As Director and Chief Financial Officer of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190		333-72753	333-119437
033-78444		333-73464	333-119438
033-88148		333-90577	333-119439
333-34404		333-117329	333-120889
333-50278		333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 6th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature /s/ David A. Wheat David A. Wheat